Exhibit 99.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     The undersigned executive officer of Minden Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-QSB for the three months ended September 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                         /s/ A. David Evans
                                         --------------------------------
                                         Name: A. David Evans
                                         Title: President and Chief Executive
                                                 Officer

  Date: November 13, 2002




















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